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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc.
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/07 - 6/30/07

C.  Preparation of Report.

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Item 1 -  Report to Shareholders

  August 21, 2007

Dear Fellow Shareholder,

We are pleased to report to our fellow shareholders on the results of The New America High Income Fund, Inc. (the "Fund") for the period ended June 30, 2007.

Highlights of the first half of 2007 include:

•  The Fund's monthly dividend continued unchanged at $.0175 per share. The regular monthly dividend has been at this level since February 2003. Of course, in the future, the dividend may fluctuate, as it has in the past, depending on portfolio results, market conditions and other factors.

•  While the Fund's net asset value (the "NAV") did fluctuate during the first half of the year, the NAV ended the period at $2.19, unchanged from year-end 2006.

•  The market price for the Fund's shares closed at $2.19 in trading on the New York Stock Exchange at the end of June, at parity with the NAV. Annualizing the Fund's current regular monthly dividend of $.0175, at the opening stock price on January 2, 2007 of $2.26, would have produced a dividend yield of 9.29%.

•  Over the one and three year periods ended June 30, 2007, the Fund's total return based upon its NAV has outperformed the Lipper Closed-End Fund Leveraged High Yield universe, the Credit Suisse High Yield Index, and the Citigroup 10 Year Treasury Index.

While the high yield market has provided positive returns in recent years, since late July, the U.S. financial markets, including the high yield market have experienced a downturn. None of us knows how long the unfavorable conditions will continue. As of August 17, 2007, the Fund's NAV was $2.04 and the stock price closed on the New York Stock Exchange at $1.77, a discount of 13%. During times of market turmoil, it is common for the market price discount to the Fund's NAV to widen.

Due to market conditions, the Fund extended the expiration date of its transferable rights offering (the "Offering") from August 20th to September 17, 2007. Since the issuance of additional common stock through the Offering causes a reduction in the Fund's leverage ratio, the Fund's Board of Directors has authorized action designed to restore the Fund's leverage ratio to approximately 40%, its general level prior to the Offering. As discussed more fully below, the leverage is an important contributor to the Fund's common stock dividend.

It bears remembering that we are shareholders of a Fund that is subject to various risks, including credit and leveraged capital structure risks. For example, the Fund's portfolio of high yield corporate bonds has more credit risk than investment grade debt. In an effort to mitigate the credit risk, T. Rowe Price Associates, Inc. ("TRP"), the Fund's investment advisor, has followed a strategy of investing in a highly diversified, relatively high quality portfolio of high yield bonds.

The Fund's leveraged capital structure is a second important source of risk. The use of leverage, in the form of the Fund's Auction Term Preferred Stock (the "ATP"), increases the volatility of the NAV. If the high yield bond market declines sufficiently, the Fund may have to reduce the leverage and reduce the common stock dividend. In favorable market conditions, the leverage enables the Fund to pay a higher common stock dividend than is possible with an unleveraged capital structure. The ATP dividend resets monthly in an auction procedure and has generally floated around one month LIBOR (the London Interbank Offered Rate), a widely used money market reference rate. Fund management entered into an interest rate swap in November 2004 in anticipation of rising interest rates to hedge against an expected increase in the ATP dividend. Under the terms of the swap agreement, the Fund pays the swap counterparty a fixed rate of 3.775% on a notional amount equal to the amount of ATP outstanding, and in turn receives from the swap counterparty a payment that fluctuates with one month LIBOR. As a result, to the extent LIBOR exceeds 3.775%, as it did during the period, the Fund receives the difference. If LIBOR is less than 3.775%, the Fund pays the difference to the swap counterparty. The swap agreement is scheduled to terminate in November 2009. Approximately 22% of the Fund's taxable income during the period was attributable to the Fund's leveraged structure and the Fund's interest rate swap.

	Total Returns for the Periods Ending June 30, 2007
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	12.21%	52.72%
New America High Income Fund (NAV and Dividends)	14.44%	38.51%
Lipper Closed-End Fund Leveraged High Yield Average	12.77%	35.18%
Credit Suisse High Yield Index	12.12%	29.64%
Citigroup 10 Year Treasury Index	4.99%	8.44%

Sources: Credit Suisse, Citigroup, Lipper, The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Fund's ratio of total expenses to average net assets applicable to common stock was 1.33% annualized for the six months ended June 30, 2007. The Fund's ratio of total expenses to average net assets applicable to common and preferred stock was .83% annualized for the six months ended June 30, 2007. The Fund's total returns based upon NAV and dividends in the above table reflect returns after accounting for Fund expenses.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Below, the Fund's investment adviser, T. Rowe Price Associates, Inc., reviews the performance of the high yield market and the Fund during the period and its outlook going forward.

High Yield Market Update

As measured by the Credit Suisse High Yield Index (the "Index"), the high yield market generated a return of 3.68% for the six-month period ended June 30, 2007. The market began the year on solid footing, with the Index rallying nicely in January and February. March, however, brought some mild turbulence, despite still delivering a modest contribution. The second quarter was not unlike the first, with the Index up nicely in the first two months before suffering a sharp reversal in June.

The March correction came as a sell-off in Chinese stocks carried over to US equities and the first signs of trouble in the housing and mortgaged-related markets emerged and pushed high yield investors to the sidelines. The market recovered quickly and resumed its ascent through April and May. By the first week of June, spreads for high yield bonds, a measure of their relative yield versus Treasuries, had reached record low levels. The June sell-off was triggered when word came that two hedge funds in the mortgage market were on the verge of collapse just as high yield investors were set to receive several large new bond deals brought to market to fund recent leveraged buyouts. This supply of new issues and the attendant shock waves from the mortgage market sent high yield bonds as an asset class down for the month. Subsequent to the end of the second quarter, credit markets have continued to show increased volatility. Finance companies engaged in originating mortgages have lost access to capital with many rendered insolvent and forced to close. This has reduced liquidity and triggered a general re-pricing of risk across the credit markets. U.S. economic data proved to be stronger than expected throughout the first half of 2007, particularly in the labor market, but the recent credit crisis has, in our view, increased the prospects that the economy could soften a few months from now and raised the odds that the Federal Reserve will cut interest rates this year or in 2008.

Strategy Update

Throughout the first half of the year, we viewed many of the newly issued offerings that came to market as unattractive from an investment standpoint. In recent years, borrowers have enjoyed the advantages brought by an ample supply of credit, including looser lending standards, less restrictive covenants and low interest rates. With the June sell-off, and a very large supply of announced, but not yet completed, leveraged buyouts in need of funding, high yield investors — like the Fund — are regaining more attractive terms on new issues and second chances to revisit deals previously passed on, but now at more attractive prices and terms. During the first six months, we continued to emphasize the middle and upper quality credit tiers of the high yield market, while limiting our exposure to the most speculative segment (those securities rated CCC or below by the major rating agencies). Throughout the first half, we have also continued to increase the Fund's exposure to bank debt and floating rate notes.

From a sector perspective, the best performing segments in the portfolio included wireless telecommunications, utilities, and metals and mining. The Fund's top performing holding was Freeport McMoRan Copper & Gold, the world's largest copper producer. The bond generated solid gains as copper prices rose sharply. Other top contributors included low-cost wireless provider MetroPCS and independent power producer NRG Energy. On the downside, some of the Fund's lower coupon holdings weighed on performance with the upward move in Treasury rates. Generally, bonds with lower coupons exhibit greater price sensitivity to a change in rates than higher coupon bonds. Examples include Ball Corp and Omnicare. Both issues have coupons of 6.875% and were more sensitive to the upward move in Treasury rates than the Fund's other holdings.

Outlook

We believe the current leveraged buyout boom could eventually plant the seeds for the next bear market in high yield bonds. In June, a few of those seeds began sprouting — four large, aggressively structured private equity deals hit the high yield market simultaneously, and investors responded with overwhelmingly negative sentiment. Some of these deals were downsized or came under significantly revised terms, while some were cancelled for the time being. In the aftermath, investors were left wondering how the market will fare when a wave of even larger bond deals is expected to be issued this fall. Despite the increased volatility since the end of the quarter, we believe that global economic growth is generally intact and the fundamentals of our holdings continue to be positive. While it is never pleasant to experience the re-pricing now underway, it should ultimately lead to better terms for the bonds we consider and provide us with some attractive opportunities in the secondary market to pursue on behalf of the Fund. We have the Fund defensively positioned through exposure to bank debt, floating rate notes and BB and B-rated credits and will take a cautious and conservative approach to investing in both new issues and other opportunities we uncover.

Thank you for your continued interest in the Fund.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and the Adviser disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations.

The New America High Income Fund, Inc.

Industry Summary June 30, 2007 (unaudited)	As a Percent of Total Investments
Telecommunications	12.33%
Oil and Gas	9.34%
Broadcasting and Entertainment	8.03%
Utilities	7.10%
Electronics	6.23%
Mining, Steel, Iron and Non-Precious Metals	5.47%
Containers, Packaging and Glass	5.09%
Printing and Publishing	4.71%
Healthcare, Education and Childcare	4.48%
Finance	4.08%
Hotels, Motels, Inns and Gaming	3.24%
Personal, Food and Miscellaneous Services	2.84%
Automobile	2.83%
Retail Stores	2.81%
Building and Real Estate	2.73%
Chemicals, Plastics and Rubber	2.49%
Diversified/Conglomerate Service	2.24%
Aerospace and Defense	1.73%
Diversified/Conglomerate Manufacturing	1.29%
Beverage, Food and Tobacco	1.24%
Leisure, Amusement and Entertainment	0.87%
Ecological	0.86%
Insurance	0.73%
Machinery	0.72%
Furnishings, Housewares, Durable Consumer Products	0.58%
Personal Non-Durable Consumer Products	0.48%
Textiles and Leather	0.42%
Cargo Transport	0.38%
Personal Transportation	0.29%
Grocery	0.04%
Short-Term Investments	4.33%
100.00
Moody's Investors Service Ratings June 30, 2007 (unaudited)	As a Percent of Total Investments
Short Term Prime-1	4.33%
Baa3	0.90%
Ba1	6.39%
Ba2	8.53%
Ba3	12.45%
Total Ba	27.37%
B1	13.57%
B2	17.74%
B3	19.32%
Total B	50.63%
Caa1	9.70%
Caa2	1.82%
Caa3	0.11%
Total Caa	11.63%
Unrated	4.63%
Equity	0.51%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — 143.53% (d)
Aerospace and Defense — 2.73%
$1,625	GenCorp Inc., Senior Subordinated Notes, 9.50%, 08/15/13	B1	$1,729
425	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.50%, 04/01/15 (g)	B3	438
500	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.875%, 04/01/15 (g)	B3	508
425	Hawker Beechcraft Acquisition Company LLC, Senior Subordinated Notes, 9.75%, 04/01/17 (g)	Caa1	442
1,225	L3 Communications Corporation, Senior Subordinated Notes, 6.375%, 10/15/15	Ba3	1,167
600	Sequa Corporation, Senior Notes, 9%, 08/01/09	B2	623
825	TransDigm Inc., Senior Subordinated Notes, 7.75%, 07/15/14	B3	831
			5,738
Automobile — 3.72%
800	Accuride Corporation, Senior Subordinated Notes, 8.50%, 02/01/15	B3	790
1,125	American Axle and Manufacturing, Inc., Senior Notes, 7.875, 03/01/17	Ba3	1,105
425	General Motors Corporation, Senior Notes, 7.125%, 07/15/13	Caa1	397
625	General Motors Corporation, Senior Notes, 7.20%, 01/15/11	Caa1	600
125	General Motors Corporation, Senior Notes, 7.70%, 04/15/16	Caa1	117
958	The Goodyear Tire & Rubber Company, Senior Notes, 8.625%, 12/01/11 (g)	Ba3	1,020
1,100	The Goodyear Tire & Rubber Company, Senior Notes, 9.135%, 12/01/09 (g)	Ba3	1,101

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$825	KAR Holdings, Inc., Senior Subordinated Notes, 10%, 05/01/15 (g)	Caa1	$802
525	KAR Holdings, Inc., Senior Notes, 9.358%, 05/01/14 (g)	B3	514
1,075	Tenneco Inc., Senior Subordinated Notes, 8.625%, 11/15/14	B3	1,110
275	United Components, Inc., Senior Subordinated Notes, 9.375%, 06/15/13	Caa1	285
			7,841
Beverage, Food and Tobacco — 1.96%
1,025	Del Monte Corporation, Senior Subordinated Notes, 8.625%, 12/15/12	B2	1,066
525	NPI Merger Corporation, Senior Notes, 9.37% 10/15/13 (g)	B3	556
775	NPI Merger Corporation, Senior Subordinated Notes, 10.75%, 04/15/14 (g)	Caa1	901
1,050	Reynolds American, Inc., Senior Notes, 7.25%, 06/01/13	Ba1	1,092
475	Reynolds American, Inc., Senior Notes, 7.625%, 06/01/16	Ba1	505
			4,120
Broadcasting and Entertainment — 10.80%
1,650	Allbritton Communications Company, Senior Subordinated Notes, 7.75%, 12/15/12	B1	1,666
75	AMC Entertainment, Inc., Senior Subordinated Notes, 8%, 03/01/14	B2	74
600	AMC Entertainment, Inc., Senior Subordinated Notes, 11%, 02/01/16	B2	669
400	Barrington Broadcasting Group, LLC, Senior Subordinated Notes, 10.50%, 08/15/14 (g)	B3	417
200	Bonten Media Group, Inc., Senior Subordinated Notes, 9%, 06/01/15 (g)	Caa1	202

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$425	Canadian Satellite Radio, Senior Notes, 12.75%, 02/15/14	(e)	$431
3,225	CCH II LLC, Senior Notes 10.25%, 09/15/10	Caa2	3,370
250	Cinemark, Inc., Senior Discount Notes, 9.75%, 03/15/14 (b)	B3	229
1,000	CSC Holdings, Inc., Senior Notes, 7.25%, 07/15/08	B2	1,010
1,303	DIRECTV Holdings, LLC, Senior Notes, 8.375%, 03/15/13	Ba3	1,365
500	EchoStar DBS Corporation, Senior Notes, 6.625%, 10/01/14	Ba3	480
775	EchoStar DBS Corporation, Senior Notes, 7%, 10/01/13	Ba3	761
195	Insight Midwest, L.P., Senior Notes, 9.75%, 10/01/09 .	B2	195
500	Intelsat Subsidiary Holding Company, Ltd., Senior Notes, 8.25%, 01/15/13	B2	510
475	Kabel Deutschland GmbH, Senior Notes, 10.625%, 07/01/14	B2	525
1,750	Lamar Media Corporation, Senior Subordinated Notes, 6.625%, 08/15/15	Ba3	1,684
350	Local TV Finance, LLC, Senior Notes, 9.25%, 06/15/15 (g)	Caa1	346
225	Mediacom Broadband, LLC, Senior Notes, 8.50%, 10/15/15 (g)	B3	228
50	Mediacom Broadband, LLC, Senior Notes, 8.50%, 10/15/15	B3	51
1,250	Nexstar Holdings, Inc., Senior Notes, 11.375%, 04/01/13 (b)	Caa1	1,228

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$625	Nexstar Broadcasting, Inc., Senior Subordinated Notes 7%, 01/15/14	B3	$620
924	Panamsat Corp., Senior Notes, 9%, 08/15/14	B2	974
575	Quebecor World Capital Corporation, Senior Notes, 6.125%, 11/15/13	B2	523
500	Quebecor World, Inc., Senior Notes, 9.75%, 01/15/15 (g)	B2	516
250	Rainbow National Services LLC, Senior Notes, 8.75%, 09/01/12 (g)	B2	262
300	Rogers Cable Inc., Senior Secured Notes, 6.75%, 03/15/15	Baa3	305
300	Shaw Communications, Inc., Senior Notes, 8.25%, 04/11/10	Ba1	314
420	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8%, 03/15/12	B1	432
1,050	TL Acquisitions, Inc., Senior Subordinated Notes, 13.25%, 07/15/15 (b)(g)	Caa2	790
825	Univision Communications, Inc., Senior Notes, 9.75%, 03/15/15 (g)	B3	823
250	Videotron Ltee., Senior Notes, 6.375%, 12/15/15	Ba2	239
825	Videotron Ltee., Senior Notes, 6.875%, 01/15/14	Ba2	811
700	XM Satellite Radio, Inc., Senior Notes 9.75%, 05/01/14	Caa1	686
			22,736
Building and Real Estate — 4.32%
900	AMH Holdings, Inc., Senior Discount Notes, 11.25%, 03/01/14 (b)	Caa2	671
625	B.F. Saul Real Estate Investment Trust, Senior Secured Notes, 7.50%, 03/01/14	Ba2	638
675	Builders FirstSource, Inc., Senior Notes, 9.61%, 02/15/12	B2	683

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$500	FelCor Lodging Limited Partnership, Senior Notes, 8.50%, 06/01/11	Ba3	$525
100	Host Marriott, L.P., Senior Notes, 6.375%, 03/15/15	Ba1	96
2,700	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba1	2,643
550	Host Marriott, L.P., Senior Notes, 7.125%, 11/01/13	Ba1	549
875	KB Home, Senior Notes, 5.875%, 01/15/15	Ba1	768
375	Meritage Home Corporation, Senior Notes, 6.25%, 03/15/15	Ba2	336
525	Meritage Home Corporation, Senior Notes, 7%, 05/01/14	Ba2	490
875	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13	Ba3	877
500	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16	Ba2	483
325	Ventas Realty, Limited Partnership, Senior Notes, 6.75%, 06/01/10	Ba2	327
			9,086
Cargo Transport — .61%
850	American Railcar Industries, Incorporated, Senior Notes, 7.50%, 03/01/14	B1	851
400	TFM, S.A. de C.V., Senior Notes, 9.375%, 05/01/12	B3	429
			1,280
Chemicals, Plastics and Rubber — 3.93%
550	Hercules, Incorporated, Senior Subordinated Notes, 6.75%, 10/15/29	Ba3	536
1,000	Hexion Specialty Chemicals, Inc., Senior Notes, 9.75%, 11/15/14	B3	1,035
75	Hexion Specialty Chemicals, Inc., Senior Notes, 9.75% 11/15/14 (g)	B3	78

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$325	Hexion Specialty Chemicals, Inc., Senior Notes, 9.86%, 11/15/14	B3	$333
825	Huntsman International LLC, Senior Subordinated Notes, 7.875%, 11/15/14	B2	879
1,175	Ineos Group Holdings, plc, Senior Notes, 8.50%, 02/15/16 (g)	B2	1,144
1,225	INVISTA S.A.R.L., Senior Notes 9.25%, 05/01/12 (g)	Ba3	1,280
1,300	KI Holding., Senior Secured Notes, 9.875%, 11/15/14 (b)	B3	1,111
500	Koppers Inc., Senior Secured Notes, 9.875%, 10/15/13	B2	531
800	Lyondell Chemical Corporation, Senior Notes, 8.25%, 09/15/16.	B1	834
200	Nell AF S.a.r.l. Senior Notes, 8.375%, 08/15/15 (g)	B2	200
308	PolyOne Corporation, Senior Notes, 10.625%, 05/15/10	B2	323
			8,284
Containers, Packaging and Glass — 8.04%
825	AEP Industries, Inc., Senior Notes, 7.875%, 03/15/13	B1	825
650	Ball Corporation, Senior Notes, 6.875%, 12/15/12	Ba1	645
1,225	Berry Plastics Holding Corporation, Senior Secured Notes, 8.875%, 09/15/14	B3	1,236
350	Berry Plastics Holding Corporation, Senior Secured Notes, 9.235%, 09/15/14	B3	356
525	Berry Plastics Holding Corporation, Senior Secured 10.25%, 03/01/16	B3	525
950	Boise Cascade, LLC, Senior Subordinated, Notes, 7.125%, 10/15/14	B2	902
175	Bowater Canada Finance Corporation, Senior Notes, 7.95%, 11/15/11	B3	165
775	BWAY Corporation, Senior Subordinated Notes, 10%, 10/15/10	B3	806

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$550	Clondalkin Acquisition BV, Senior Notes, 7.359%, 12/15/13 (g)	Ba3	$550
275	Domtar Inc., Senior Notes, 5.375%, 12/01/13	B2	248
1,100	Domtar Inc., Senior Notes, 7.125%, 08/15/15	B2	1,075
100	Domtar Inc., Senior Notes, 9.50%, 08/01/16	B2	109
775	Georgia-Pacific Corporation, Senior Notes, 7%, 01/15/15 (g)	Ba3	757
900	Georgia-Pacific Corporation, Senior Notes, 7.125%, 01/15/17 (g)	Ba3	864
525	Georgia-Pacific Corporation, Senior Notes, 7.70%, 06/15/15	B2	521
525	Georgia-Pacific Corporation, Senior Notes, 8.125%, 05/15/11	B2	533
325	Graham Packaging Company, Senior Notes, 8.50%, 10/15/12	Caa1	324
450	Graphic Packaging International Inc., Senior Notes, 8.50%, 08/15/11	B2	458
325	Graphic Packaging International Inc., Senior Subordinated, Notes, 9.50%, 08/15/13	B3	337
131	MDP Acquisitions Plc, Senior Notes, 9.625%, 10/01/12	B2	138
125	NewPage Corporation, Senior Secured Notes, 10%, 05/01/12	B2	135
625	NewPage Corporation, Senior Secured Notes, 11.606%, 05/01/12	B2	681
475	NewPage Corporation, Senior Subordinated Notes, 12%, 05/01/13	B3	520
700	Norske Skog Canada Ltd., Senior Notes 7.375%, 03/01/14	B2	630
350	Plastipak Holdings, Inc., Senior Notes, 8.50%, 12/15/15 (g)	B3	368

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$375	Silgan Holdings Inc., Senior Subordinated Notes, 6.75%, 11/15/13	B1	$367
825	Smurfit-Stone Enterprises, Inc., Senior Notes, 8%, 03/15/17	B3	802
325	Stone Container Corporation, Senior Notes, 8.375%, 07/01/12	B3	326
400	Stone Container Finance Company of Canada, Senior Notes, 7.375%, 07/15/14	B3	383
175	Verso Paper Holdings, LLC, Senior Notes, 9.106%, 08/01/14 (g)	B2	178
350	Verso Paper Holdings, LLC, Senior Notes, 9.125%, 08/01/14 (g)	B2	366
750	Verso Paper Holdings, LLC, Senior Subordinated Notes, 11.375%, 08/01/16 (g)	B3	799
			16,929
Diversified/Conglomerate Manufacturing — 2.04%
725	Bombardier Inc., Senior Notes, 6.30%, 5/01/14 (g)	Ba2	690
850	Bombardier Inc., Senior Notes, 6.75%, 05/01/12 (g)	Ba2	848
500	Hawk Corporation, Senior Notes, 8.75%, 11/01/14	B3	515
2,175	RBS Global, Inc., Senior Notes, 9.50%, 08/01/14	B3	2,243
			4,296
Diversified/Conglomerate Service — 3.54%
2,100	Education Management, LLC, Senior Subordinated Notes, 10.25%, 06/01/16	Caa1	2,231
950	Hertz Corporation, Senior Notes, 8.875%, 01/01/14	B1	990
650	IKON Office Solutions, Inc., Senior Notes, 7.75%, 09/15/15	Ba3	657
175	Interline Brands, Inc., Senior Subordinated Notes, 8.125%, 06/15/14	B3	177
910	Invensys plc, Senior Notes, 9.875%, 03/15/11 (g)	B2	976

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$650	Mobile Services Group, Inc. Senior Notes, 9.75%, 08/01/14 (g)	B3	$701
825	Rental Services Corporation, Senior Notes 9.50%, 12/01/14 (g)	Caa1	844
850	Sunstate Equipment Co, LLC, Senior Secured Notes, 10.50%, 04/01/13 (g)	B3	880
			7,456
Ecological — 1.36%
950	Allied Waste North America, Senior Notes, 7.875%, 04/15/13	B1	961
1,250	Casella Waste Systems, Inc., Senior Subordinated Notes, 9.75%, 02/01/13	B3	1,317
575	WCA Waste Corporation, Senior Notes, 9.25%, 06/15/14	B3	594
			2,872
Electronics — 9.24%
800	Avago Technologies Finance, Pte. Ltd., Senior Notes, 10.125%, 12/01/13	B2	852
825	Celestica Inc., Senior Subordinated Notes, 7.875%, 07/01/11	B3	800
675	Conexant Systems, Inc., Senior Notes 9.11%, 11/15/10	B1	688
675	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15	Ba3	705
1,350	Freescale Semiconductor, Inc., Senior Notes, 9.235%, 12/15/14 (g)	B1	1,296
775	Freescale Semiconductor, Inc., Senior Subordinated Notes, 10.125%, 12/15/16 (g)	B2	729
475	General Cable Corporation, Senior Notes, 7.125%, 04/01/17 (g)	B1	476
375	General Cable Corporation, Senior Notes, 7.735%, 04/01/15 (g)	B1	376

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$825	iPayment Inc., Senior Subordinated Notes, 9.75%, 05/15/14	Caa1	$829
692	iPayment Inc., Senior Subordinated Notes, 12.75%, 07/15/14 (g)(i)	(e)	716
725	Lucent Technologies, Inc., Senior Notes 6.45%, 03/15/29	Ba2	629
1,275	Lucent Technologies, Inc., Senior Notes 6.50%, 01/15/28	Ba2	1,119
1,450	Nortel Networks, Ltd., Senior Notes, 9.606%, 07/15/11 (g)	B3	1,548
675	NXP, B.V., Senior Notes, 8.106%, 10/15/13	Ba2	675
825	NXP, B.V., Senior Notes, 9.50%, 10/15/15	B2	817
650	Sanmina-SCI Corporation, Senior Notes, 8.11%, 06/15/10 (g)	Ba3	652
350	Serena Software, Inc., Senior Subordinated Notes, 10.375%, 03/15/16	Caa1	377
650	Spansion Technology, Inc., Senior Notes, 11.25%, 01/15/16 (g)	Caa1	669
300	SS&C Technologies, Inc., Senior Subordinated Notes, 11.75%, 12/01/13	Caa1	334
350	STATS ChipPAC Ltd., Senior Notes, 6.75%, 11/15/11	Ba1	354
325	STATS ChipPAC Ltd., Senior Notes, 7.50%, 07/19/10	Ba1	335
825	Sunguard Data Systems, Inc., Senior Notes, 9.125%, 08/15/13	Caa1	844
475	Superior Essex Communications, Senior Notes, 9%, 04/15/12	B3	487
325	Unisys Corporation, Senior Notes, 6.875%, 03/15/10	B2	317
425	Unisys Corporation, Senior Notes, 7.875%, 04/01/08	B2	425

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$250	Unisys Corporation, Senior Notes, 8%, 10/15/12	B2	$242
900	Xerox Corp., Senior Notes, 6.40%, 03/15/16	Baa3	903
1,225	Xerox Corp., Senior Notes, 6.75%, 02/01/17	Baa3	1,255
			19,449
Finance — 6.44%
4,675	Ford Motor Credit Company LLC, Senior Notes, 9.806% 04/15/12	B1	5,003
3,250	General Motors Acceptance Corporation, Senior Notes, 6.875%, 08/28/12	Ba1	3,178
1,800	General Motors Acceptance Corporation, Senior Notes, 7.56%, 12/01/14	Ba1	1,820
1,400	General Motors Acceptance Corporation, Senior Notes, 8%, 11/01/31	Ba1	1,430
1,015	Global Cash Access LLC, Senior Subordinated Notes, 8.75%, 03/15/12	B3	1,053
1,100	Leucadia National Corporation, Senior Notes, 7%, 08/15/13	Ba2	1,078
			13,562
Furnishings, Housewares, Durable Consumer Products — .92%
1,050	Sealy Mattress Company, Senior Subordinated Notes, 8.25%, 06/15/14	B2	1,074
1,025	Simmons Company, Senior Discount Notes, 10%, 12/15/14 (b)	B3	861
			1,935
Grocery — .06%
125	Pathmark Stores, Inc., Senior Subordinated Notes, 8.75%, 02/01/12	Caa2	129
Healthcare, Education and Childcare — 7.07%
2,500	Community Health Systems, Inc., Senior Notes, 8.875%, 07/15/15 (g)	B3	2,531
525	Community Health Systems, Inc., Senior Subordinated Notes, 6.50%, 12/15/12	B2	544

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$625	CRC Health Corporation, Senior Subordinated Notes, 10.75%, 02/01/16	Caa1	$689
600	DaVita, Inc., Senior Notes, 6.625%, 03/15/13	B1	586
575	DaVita, Inc., Senior Subordinated Notes, 7.25%, 03/15/15	B2	568
575	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	B1	591
1,125	Genesis Healthcare Corporation, Senior Subordinated Notes, 8%, 10/15/13	B1	1,201
2,725	HCA Inc., Senior Notes, 9.25%, 11/15/16 (g)	B2	2,892
300	HCA Inc., Senior Notes, 9.625%, 11/15/16 (g)	B2	323
500	IASIS Healthcare LLC, Senior Subordinated Notes, 8.75%, 06/15/14	B3	500
700	Invacare Corporation, Senior Notes, 9.75%, 02/15/15 (g)	B2	709
350	Omnicare, Inc., Senior Subordinated Notes, 6.75%, 12/15/13	Ba3	334
1,025	Omnicare, Inc., Senior Subordinated Notes, 6.875%, 12/15/15	Ba3	974
200	Team Health, Inc., Senior Subordinated Notes, 11.25%, 12/01/13	Caa1	216
225	Universal Hospital Services, Inc., Second Lien Notes, 8.759%, 06/01/15 (g)	B3	225
400	Universal Hospital Services, Inc., Second Lien Notes, 8.50%, 06/01/15 (g)	B3	398
450	United Surgical Partners International, Inc., Senior Notes, 9.25%, 05/01/17(g)	Caa1	451
1,175	Vanguard Health Holding Company II, LLC, Senior Subordinated Notes, 9%, 10/01/14	Caa1	1,156
			14,888

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
Hotels, Motels, Inns and Gaming — 4.87%
$1,025	American Casino & Entertainment Properties LLC, Senior Secured Notes, 7.85%, 02/01/12	B3	$1,056
200	Buffalo Thunder Development Authority, Senior Notes, 9.375%, 12/15/14 (g)	B2	200
475	Chukchansi Economic Development Authority, Senior Notes, 8.859%, 11/15/12 (g)	B2	484
675	Fontainebleau Las Vegas Holdings, LLC, 2nd Mortgage Notes, 10.25%, 06/15/15 (g)	Caa1	675
525	Little Traverse Bay Bands of Odawa Indians, Senior Notes, 10.25%, 02/15/14 (g)	B2	541
1,500	MGM MIRAGE, Senior Notes, 8.50%, 09/15/10	Ba2	1,571
1,100	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8%, 04/01/12	Ba2	1,136
350	MTR Gaming Group, Inc., Senior Notes, 9.75%, 04/01/10	B2	367
325	MTR Gaming Group, Inc., Senior Subordinated Notes, 9%, 06/01/12	B3	343
1,300	Pokagon Gaming Authority, Senior Notes, 10.375%, 06/15/14 (g)	B3	1,436
925	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (g)	B3	931
700	Trump Entertainment ResortsHoldings, L.P., Senior Secured Notes, 8.50%, 06/01/15	Caa1	696
850	Wimar Opco, LLC, Senior Subordinated Notes, 9.625%, 12/15/14 (g)	B3	822
			10,258

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
Insurance — 1.16%
$675	Hub International Limited, Senior Notes, 9%, 12/15/14 (g)	B3	$661
850	Hub International Limited, Senior Subordinated Notes, 10.25%, 06/15/15 (g)	Caa1	825
525	USI Holdings Corporation, Senior Notes 9.23%, 11/15/14 (g)	B3	526
425	USI Holdings Corporation, Senior Subordinated Notes, 9.75%, 05/15/15 (g)	Caa1	423
			2,435
Leisure, Amusement and Entertainment — 1.38%
800	AMF Bowling Worldwide, Inc. Senior Subordinated Notes, 10%, 03/01/10	B3	840
775	K2 Inc., Senior Notes, 7.375%, 07/01/14	B1	818
1,175	Universal City Development Partners, Ltd., Senior Notes, 11.75%, 04/01/10	B1	1,248
			2,906
Machinery — 1.13%
1,125	Baldor Electric Company, Senior Notes, 8.625%, 02/15/17	B3	1,190
1,125	Columbus McKinnon Corporation, Senior Subordinated Notes, 8.875%, 11/01/13	B2	1,190
			2,380
Mining, Steel, Iron and Non-Precious Metals — 8.63%
275	Aleris International, Inc., Senior Subordinated Notes, 10%, 12/15/16 (g)	Caa1	278
825	Alpha Natural Resources, LLC, Senior Notes, 10%, 06/01/12	B3	870
575	Arch Western Finance LLC, Senior Notes, 6.75%, 07/01/13	B1	553
450	Century Aluminum Company, Senior Notes, 7.50%, 08/15/14	B1	450

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$1,225	ESCO Corporation, Senior Notes, 8.625%, 12/15/13 (g)	B2	$1,274
350	ESCO Corporation, Senior Notes, 9.235%, 12/15/13 (g)	B2	360
1,125	Foundation PA Coal Company, Senior Notes, 7.25%, 08/01/14	Ba3	1,117
1,375	Freeport-McMoRan Copper & Gold, Inc., Senior Notes, 8.25%, 04/01/15	Ba3	1,447
6,175	Freeport-McMoRan Copper & Gold, Inc., Senior Notes, 8.375%, 04/01/17	Ba3	6,576
750	Gerdau Ameristeel Corporation, Senior Notes, 10.375%, 07/15/11	Ba2	787
1,000	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15	Ba3	1,000
575	Metals USA Holdings Corp., Senior Notes, 11.356%, 01/15/12 (g)	Caa1	572
375	Metals USA, Inc., Senior Notes, 11.125%, 12/01/15	B3	408
850	Novelis, Inc., Senior Notes, 7.25%, 02/15/15	B3	871
450	Peabody Energy Corporation, Senior Notes, 7.375%, 11/01/16	Ba1	459
575	Steel Dynamics, Inc., Senior Notes, 6.75%, 04/01/15 (g)	Ba2	559
575	Tube City IMS Corporation, Senior Subordinated Notes, 9.75%, 02/01/15 (g)	B3	598
			18,179
Oil and Gas — 13.19%
75	AmeriGas Partners, L.P., Senior Notes, 7.125%, 05/20/16	B1	74
1,650	AmeriGas Partners, L.P., Senior Notes, 7.25%, 05/20/15	B1	1,633
475	Bristow Group, Inc., Senior Notes, 7.50%, 09/15/17 (g)	Ba2	474

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$975	Chaparral Energy, Inc., Senior Notes, 8.50%, 12/01/15	Caa1	$953
950	CHC Helicopter Corporation, Senior Subordinated Notes, 7.375%, 05/01/14	B1	907
550	Chesapeake Energy Corporation, Senior Notes, 6.50%, 08/15/17	Ba2	520
1,900	Chesapeake Energy Corporation, Senior Notes, 6.875%, 11/15/20	Ba2	1,814
200	Compagnie Generale de Geophysique-Veritas, Senior Notes, 7.50%, 05/15/15	Ba3	201
975	Compagnie Generale de Geophysique-Veritas, Senior Notes, 7.75%, 05/15/17	Ba3	990
1,075	Compton Petroleum Finance Corporation, Senior Notes, 7.625%, 12/01/13	B2	1,059
750	Copano Energy, LLC, Senior Notes, 8.125%, 03/01/16	B2	765
725	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 04/01/13	B1	725
350	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 12/15/15	B1	350
1,075	Encore Acquisition Company, Senior Subordinated Notes, 7.25%, 12/01/17	B1	989
250	Ferrellgas, L.P., Senior Notes, 6.75%, 05/01/14	Ba3	237
1,275	Ferrellgas Partners L.P., Senior Notes, 8.75%, 06/15/12	B2	1,312
1,325	Forest Oil Corp., Senior Notes, 7.25%, 06/15/19 (g)	B1	1,282
1,000	Hanover Compressor Company, Senior Notes, 7.50%, 04/15/13	B2	1,002
1,250	Hilcorp Energy I, L.P., Senior Notes, 7.75%, 11/01/15 (g)	B3	1,213
875	Offshore Logistics, Inc., Senior Notes, 6.125%, 06/15/13	Ba2	831

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$950	OPTI Canada Inc., Senior Secured Notes, 7.875%, 12/15/14 (g)	B1	$952
875	Petrohawk Energy Corporation, Senior Notes, 9.125%, 07/15/13	B3	925
500	Plains Exploration and Production Company, Senior Notes, 7%, 03/15/17	Ba3	479
525	Range Resources Corporation, Senior Subordinated Notes, 6.375%, 03/15/15	B1	504
325	Range Resources Corporation, Senior Subordinated Notes, 7.375%, 07/15/13	B1	328
475	Range Resources Corporation, Senior Subordinated 7.50%, 05/15/16	B1	481
825	Stallion Oilfield Services, Ltd., Senior Notes 9.75%, 02/01/15 (g)	B3	850
750	Stewart & Stevenson, LLC, Senior Notes, 10%, 07/15/14 (g)	B3	786
825	Stone Energy Corporation, Senior Notes, 8.106%, 07/15/10 (g)	B3	821
175	Williams Companies, Inc., Senior Notes, 7.625%, 07/15/19	Ba2	185
3,100	Williams Companies, Inc., Senior Notes, 8.125%, 03/15/12	Ba2	3,298
825	W & T Offshore, Inc., Senior Notes, 8.25%, 06/15/14 (g)	B3	825
			27,765
Personal, Food and Miscellaneous Services — 4.36%
225	American Greetings Corporation, Senior Notes, 7.375%, 06/01/16	Ba2	227
1,550	Aramark Corporation, Senior Notes, 8.856%, 02/01/15 (g)	B3	1,577

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$750	FTD, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	B3	$751
800	FTI Consulting, Inc., Senior Notes, 7.625%, 06/15/13	Ba2	814
750	FTI Consulting, Inc., Senior Notes, 7.75%, 10/01/16	Ba2	772
600	Mac-Gray Corporation, Senior Notes, 7.625%, 08/15/15	B2	614
850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	B1	884
1,325	OSI Restaurant Partners, Inc., Senior Notes, 10%, 06/15/15 (g)	Caa1	1,265
475	Real Mex Restaurants, Inc., Senior Notes, 10%, 04/01/10	Ba2	488
900	Restaurant Company, Senior Notes, 10%, 10/01/13	B3	874
875	West Corporation, Senior Subordinated Notes, 11%, 10/15/16	Caa1	914
			9,180
Personal Non-Durable Consumer Products — .72%
800	ACCO Brands Corporation, Senior Subordinated Notes, 7.625%, 08/15/15	B2	792
50	Jostens Holding Corporation, Senior Notes, 10.25%, 12/01/13 (b)	B3	46
675	Jostens Intermediate Holding Corp., Senior Subordinated Notes, 7.625%, 10/01/12	B1	675
			1,513
Personal Transportation — .45%
975	Continental Airlines, Inc., Senior Notes, 8.75%, 12/01/11	B3	949
Printing and Publishing — 7.20%
428	Affinity Group Holding, Inc., Senior Notes, 10.875%, 02/15/12 (i)	Caa1	458
850	Affinity Group Inc., Senior Subordinated Notes, 9%, 02/15/12	B3	880

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$853	CanWest Media, Inc., Senior Subordinated Notes, 8%, 09/15/12	B3	$848
525	Clarke American Corp., Senior Notes 10.106%, 05/15/15 (g)	Caa1	524
700	Clarke American Corp., Senior Notes 9.50%, 05/15/15 (g)	Caa1	695
525	Deluxe Corporation, Senior Notes, 7.375%, 06/01/15 (g)	Ba2	528
1,137	Dex Media East LLC, Senior Subordinated Notes, 12.125%, 11/15/12	B2	1,227
75	Dex Media Inc., Senior Discount Notes, 9%, 11/15/13 (b)	B3	71
800	Dex Media West LLC, Senior Subordinated Notes, 9.875%, 08/15/13	B2	856
725	Haights Cross Communications Operating Company, Senior Notes, 11.75%, 08/15/11	Caa2	769
2,000	Idearc, Inc., Senior Notes, 8%, 11/15/16	B2	2,027
375	MediaNews Group, Inc., Senior Subordinated Notes, 6.375%, 04/01/14	B2	315
500	MediaNews Group, Inc., Senior Subordinated Notes, 6.875%, 10/01/13	B2	435
1,000	Morris Publishing Group, LLC, Senior Subordinated Notes, 7%, 08/01/13	B1	911
1,450	R.H. Donnelley Finance Corporation, Senior Notes, 8.875%, 01/15/16	B3	1,504
1,900	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875%, 12/15/12	B2	2,024
1,125	Valassis Communications, Inc., Senior Notes, 8.25%, 03/01/15 (g)	B3	1,086
			15,158

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
Retail Stores — 4.44%
$1,000	Alimentation Couche-Tard, Inc., Senior Subordinated Notes, 7.50%, 12/15/13	Ba2	$1,007
300	AutoNation, Inc. Senior Notes, 7%, 04/15/14	Ba2	294
550	AutoNation, Inc. Senior Notes, 7.356%, 04/15/13	Ba2	543
875	Bon-Ton Department Stores, Inc., Senior Notes, 10.25%, 03/15/14	B3	885
1,600	GameStop Corporation, Senior Notes, 8%, 10/01/12	Ba3	1,664
1,150	Leslie's Poolmart, Inc., Senior Notes, 7.75%, 02/01/13	B2	1,159
1,400	Nebraska Book Company, Inc., Senior Subordinated Notes, 8.625%, 03/15/12	B3	1,390
50	Payless Shoesource, Inc., Senior Subordinated Notes, 8.25%, 08/01/13	B1	51
800	Sally Holdings, LLC, Senior Notes, 9.25%, 11/15/14 (g)	B2	820
388	Susser Holdings, LLC, Senior Notes, 10.625%, 12/15/13	B2	423
975	Yankee Acquisition Corporation, Senior Notes, 8.50%, 02/15/15	B3	960
150	Yankee Acquisition Corporation, Senior Subordinated Notes, 9.75%, 02/15/17	Caa1	148
			9,344
Telecommunications — 18.29%
16	American Cellular Corporation, Senior Notes, 10%, 08/01/11	B3	17
475	Broadview Networks Holdings, Inc., Senior Secured Notes, 11.375%, 09/01/12 (g)	B3	509
1,075	Centennial Cellular Operating Co. LLC, Senior Notes, 10.125%, 06/15/13	B2	1,153
575	Centennial Communications Corp., Senior Notes, 10%, 01/01/13	Caa1	617

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$2,200	Citizens Communications Company, Senior Notes, 7.125%, 03/15/19	Ba2	$2,084
2,000	Citizens Communications Company, Senior Notes, 9%, 08/15/31	Ba2	2,060
1,625	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14	Caa1	1,682
825	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14 (g)	Caa1	854
1,050	Digicel Limited, Senior Notes, 9.25%, 09/01/12 (g)	B3	1,112
600	Dobson Cellular Systems, Inc., Senior Secured Notes, 9.875%, 11/01/12	B1	647
1,450	Dobson Communications Corporation, Senior Notes, 8.875%, 10/01/13	Caa1	1,515
850	GCI, Inc., Senior Notes, 7.25%, 02/15/14	B1	812
850	iPCS Escrow Company, Senior Notes, 7.48%, 05/01/13 (g)	B1	850
825	iPCS Escrow Company, Senior Notes, 8.605%, 05/01/14 (g)	Caa1	829
192	Level 3 Communications, Inc., Convertible Subordinated Bonds, 6%, 09/15/09	Caa3	187
183	Level 3 Communications, Inc., Convertible Subordinated Notes, 6%, 03/15/10	Caa3	176
1,275	Level 3 Communications, Inc., Senior Notes, 9.25%, 11/01/14	B3	1,286
1,575	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/01/14 (g)	Caa1	1,644
800	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/01/14 (g)	Caa1	838

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$2,675	Nordic Telephone Company Holdings ApS., Senior Notes, 8.875%, 05/01/16 (g)	B2	$2,852
800	Qwest Corporation, Senior Notes, 6.50%, 06/01/17 (g)	Ba1	764
1,250	Qwest Corporation, Senior Notes, 7.50%, 10/01/14	Ba1	1,281
500	Qwest Corporation, Senior Notes, 7.875%, 09/01/11	Ba1	522
825	Qwest Corporation, Senior Notes, 8.61%, 06/15/13	Ba1	897
975	Qwest Corporation, Senior Notes, 8.875%, 03/15/12	Ba1	1,053
2,400	Rogers Wireless Inc., Senior Secured Notes, 8%, 12/15/12	Ba1	2,532
1,550	Rural Cellular Corporation, Senior Notes, 8.25%, 03/15/12	Ba3	1,585
325	Rural Cellular Corporation, Senior Subordinated Notes, 11.106%, 11/01/12	Caa2	334
75	Syniverse Technologies, Inc., Senior Subordianted Notes, 7.75%, 08/15/13	B2	73
450	Time Warner Telecom Holdings, Inc., Senior Notes, 9.25%, 02/15/14	B3	478
850	Tim Hellas Telecommuncations, Senior Notes, 11.106%, 01/15/15 (g)	Caa1	873
500	Valor Telecommunications Enterprise, L.L.C., Senior Notes, 7.75%, 02/15/15	Baa3	530
1,525	Wind Acquistion Finance S.A., Senior Notes, 10.75%, 12/01/15 (g)	B2	1,784
3,850	Windstream Corporation, Senior Notes, 8.625%, 08/01/16	Ba3	4,076
			38,506
Textiles and Leather —.66%
500	AGY Holding Corporation, Senior Notes, 11%, 11/15/14 (g)	B2	525

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$100	Interface, Inc., Senior Subordinated Notes, 9.50%, 02/01/14	B3	$108
760	Rafaella Apparel Group, Inc., Senior Secured, 11.25%, 06/15/11	B2	768
			1,401
Utilities — 10.27%
1,075	The AES Corporation, Senior Notes, 9.375%, 09/15/10	B1	1,139
2,500	The AES Corporation, Senior Secured Notes, 9%, 05/15/15 (g)	Ba3	2,650
1,050	Allegheny Energy Supply Company, LLC, Senior Notes, 8.25%, 04/15/12 (g)	Ba3	1,118
1,150	Dynegy Holdings Inc., Senior Notes 7.50%. 06/01/15 (g)	B2	1,085
1,325	Dynegy Holdings Inc., Senior Notes 7.75%, 06/01/19 (g)	B2	1,236
775	Mirant North America, LLC, Senior Notes, 7.375%, 12/31/13	B2	794
1,275	NRG Energy, Inc., Senior Notes, 7.25%, 02/01/14	B1	1,278
4,800	NRG Energy, Inc., Senior Notes, 7.375%, 02/01/16	B1	4,812
1,650	Orion Power Holdings, Inc., Senior Notes, 12%, 05/01/10	B2	1,869
450	Reliant Energy, Incorporated, Senior Notes, 6.75%, 12/15/14	B2	461
800	Reliant Energy, Incorporated, Senior Notes, 7.625%, 06/15/14	B3	780
650	Reliant Energy, Incorporated, Senior Notes, 7.875%, 06/15/17	B3	630
700	Roseton-Danskammer 2001, Senior Secured Notes, 7.27%, 11/08/10	Ba3	711
225	Sierra Pacific Resources, Senior Notes, 7.803%, 06/15/12	B1	235

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$2,050	Sierra Pacific Resources, Senior Notes, 8.625%, 03/15/14	B1	$2,193
600	Utilicorp Canada Financial Corporation, Senior Notes, 7.75%, 06/15/11	Ba3	633
			21,624
	Total Corporate Debt Securities (Total cost of $300,789)		302,199
BANK DEBT SECURITIES — 6.77% (d)
Automobile — .24%
500	The Goodyear Tire & Rubber Company, 8.82%, 03/01/11 (h)	B3	503
Broadcasting and Entertainment — 1.63%
750	Local TV Finance, LLC, 7.36%, 05/07/13 (h)	Ba3	751
750	TL Acquisitions, Inc., 8.07%, 07/15/14 (h)	B1	739
2,000	Univision Communications, Inc., 7.605%, 09/29/14 (h)	Ba3	1,956
			3,446
Electronics — .60%
746	Infor Enterprise Solutions Holdings, Inc., 9.11%, 07/28/12 (h)	B3	751
500	Infor Global Solutions, Inc., 11.61%, 03/15/14 (h)	Caa2	506
			1,257
Hotels, Motels, Inns and Gaming — .24%
500	Fontainebleau Las Vegas, LLC, 8.61%, 06/06/14 (h)	B1	501
Oil and Gas — 1.56%
500	Dresser, Inc., 11.11%, 05/04/15 (h)	B3	504
496	Lyondell Chemical Company, 6.856%, 08/16/13 (h)	Ba2	496
1,500	SandRidge Energy, Inc., 8.625%, 04/01/15 (h)	B3	1,530
750	SandRidge Energy, Inc., 8.975%, 04/01/14 (h)	B3	765
			3,295

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
BANK DEBT SECURITIES — continued
Personal, Food and Miscellaneous Services — .12%
$250	OSI Restaurant Partners LLC, 7.607%, 05/09/14 (h)	B1	$250
Printing and Publishing — .24%
500	Penton Media, Inc., 7.605%, 02/01/13 (h)	B1	501
Telecommunications — 1.19%
1,746	MetroPCS Wireless, Inc., 7.625%, 11/03/13 (h)	B3	1,751
750	Trilogy International Partners LLC, 8.86%, 06/27/12 (h)	B2	752
			2,503
Utilities — .95%
1750	NRG Energy, Inc., 7.11%, 02/01/13 (h)	Ba1	1,752
250	NRG Energy, Inc., 7.86%, 02/01/14 (h)	B2	249
			2,001
	Total Bank Debt (Total cost of $14,271)		14,257
Shares
PREFERRED STOCK — .76% (d)
Automobile — .51%
49,000	General Motors Corporation, Senior Convertible, Series B, Preferred Stock, 5.25%	Caa1	1,073
Banking — 0.00%
57,935	WestFed Holdings, Inc., Cumulative, Series A, Preferred Stock, 15.50% (a)(c)	(e)	—
Broadcasting and Entertainment — .25%
483	Spanish Broadcasting System, Inc., Series B, Preferred Stock, 10.75%	B3	530
	Total Preferred Stock (Total cost of $6,450)		1,603

Shares		Moody's Rating (Unaudited)	Value (Note 1(a))
COMMON STOCK and WARRANTS — .04% (d)
$27,474	WestFed Holdings, Inc., Common Stock (a)(c).		$—
10,052	WKI Holding Company, Inc., Common Stock (c)(f)(h)		90
	Total Common Stock and Warrants (Total cost of $2,295)		90
Prinicipal Amount/Units
SHORT-TERM INVESTMENTS — 6.84% (d)
1,000	Alpine Securitization Corp.,Commercial Paper, Due 07/10/07, Discount of 5.32%	P-1	999
1,000	Chariot Funding LLC, Commercial Paper, Due 07/16/07, Discount of 5.30% (g)	P-1	998
1,200	CRC Funding, LLC, Commercial Paper, Due 08/03/07, Discount of 5.27%	P-1	1,194
1000	Dexia Delaware LLC, Commercial Paper, Due 08/15/07, Discount of 5.27%	P-1	994
1,000	Fairway Finance Company LLC, Commercial Paper, Due 07/13/07, Discount of 5.375%	P-1	998
1,000	Falcon Asset Securitization, Commercial Paper, Due 07/17/07, Discount of 5.28%	P-1	998
1,000	Hewlett-Packard Company, Commercial Paper, Due 07/20/07, Discount of 5.26% (g)	P-1	997
1,000	Jupiter Securitization Corporation, Commercial Paper, Due 07/09/07, Discount of 5.35% (g)	P-1	999
1,000	Kitty Hawk Funding Corp., Commercial Paper, Due 07/06/07, Discount of 5.33%	P-1	999
1,000	MassMutual Funding LLC, Commercial Paper, Due 07/18/07, Discount of 5.27%	P-1	997
1,000	New York State Power Authority, Commercial Paper, Due 07/06/07, Discount of 5.25%	P-1	999

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2007 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
SHORT-TERM INVESTMENTS — continued
$2,221	Statoil ASA,Commercial Paper, Due 07/02/07, Discount of 5.42% (g)	P-1	$2,221
1,000	Teachers Insurance and Annuity Assoc. of America, Commercial Paper, Due 07/12/07, Discount of 5.27%	P-1	998
	Total Short-Term Investments (Total cost of $14,391)	P-1	14,391
	TOTAL INVESTMENTS (Total cost of $338,196)	P-1	$332,540

(a)  Denotes issuer is in bankruptcy proceedings. Income is not being accrued.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2007 was $90.

(d)  Percentages indicated are based on total net assets to common shareholders of $210,551.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for vaulation policy. Total market value of Rule 144A securities amounted to $84,981 as of June 30, 2007.

(h)  Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at June 30, 2007 was $14,347 or 6.81% of total net assets to common shareholders.

(i)  Pay-In-Kind Security

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $338,196 see Schedule of Investments and Notes 1 and 2)	$332,540
INTEREST RATE SWAP, at fair value (Note 6)	4,203
CASH	914
RECEIVABLES:
Investment securities sold	6,362
Interest and dividends	5,849
Swap settlement	145
PREPAID EXPENSES	103
DEFERRED OFFERING EXPENSES (Note 10)	572
Total assets	$350,688
Liabilities:
PAYABLES:
Investment securities purchased	$8,875
Dividend on common stock	262
Dividend on preferred stock	279
ACCRUED EXPENSES (Note 3)	202
ACCRUED OFFERING EXPENSES (Note 10)	519
Total liabilities	$10,137
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 5,200 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$130,000
Net Assets	$210,551
Represented By:
COMMON STOCK:
$0.01 par value, 200,000,000 shares authorized, 96,232,751 shares issued and outstanding	$962
CAPITAL IN EXCESS OF PAR VALUE	387,165
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	1,100
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(177,223)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND INTEREST RATE SWAPS	(1,453)
Net Assets Applicable To Common Stock (Equivalent to $2.19 per share, based on 96,232,751 shares outstanding)	$210,551

Statement of Operations
For the Six Month Period Ended
June 30, 2007 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$13,124
Other income	623
Dividend income	105
Total investment income	$13,852
Expenses:
Cost of leverage:
Preferred and auction (Note 5)	$174
Total cost of leverage	$174
Professional services:
Management (Note 3)	$586
Custodian and transfer agent	115
Legal (Note 8)	62
Audit	27
Total professional services	$790
Administrative:
General administrative (Note 8)	$240
Directors	107
NYSE	44
Shareholder communications	23
Shareholder meeting	20
Miscellaneous	17
Total administrative	$451
Total expenses	$1,415
Net investment income	$12,437
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments, net	$3,433
Net swap settlement receipts (Note 6)	$1,010
Change in net unrealized depreciation on investments	$(5,154)
Change in unrealized appreciation on interest rate swap agreement	20
Total change in net unrealized depreciation on investments and interest rate swap	$(5,134)
Net loss on investments and interest rate swap	$(691)
Cost of Preferred Leverage
Distributions to preferred stockholders	$(3,430)
Net increase in net assets resulting from operations	$8,316

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	Six Months Ended June 30, 2007 (Unaudited)	For the Year Ended December 31, 2006
From Operations:
Net investment income	$12,437	$23,504
Realized gain on investments, net	3,433	556
Net swap settlement receipts	1,010	1,680
Change in net unrealized depreciation on investments and other financial instruments	(5,134)	7,014
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(3,430)	(6,557)
Net increase in net assets resulting from operations	$8,316	$26,197
From Fund Share and Auction Term Preferred Stock Transactions:
Net asset value of 734,559 shares and 1,173,203 shares issued to common stockholders for reinvestment of dividends in 2007 and 2006, respectively	1,638	2,527
Increase in net assets resulting from fund share transactions	$1,638	$2,527
Distributions to Common Stockholders:
From net investment income ($.09 and $.21 per share in 2007 and 2006, respectively)	$(8,402)	$(20,274)
Total net increase in net assets	$1,552	$8,450
Net Assets Applicable to Common Stock:
Beginning of period	$208,999	$200,549
End of period (Including $1,100 of undistributed net investment income and $(1,539) of accumulated deficit of net investment income at June 30, 2007 and December 31, 2006, respectively)	$210,551	$208,999

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2007	For the Years Ended December 31,
	(Unaudited)	2006	2005	2004	2003 (b)	2002
NET ASSET VALUE:
Beginning of period	$2.19	$2.13	$2.26	$2.19	$1.89	$2.61
NET INVESTMENT INCOME	.13	.25	.25	.26	.26 #	.37
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.02)	.07	(.11)	.09	.34	(.72)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.02)	(.05)	(.05)	(.05)	(.06)	(.08)
TOTAL FROM INVESTMENT OPERATIONS	.09	.27	.09	.30	.54	(.43)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.09)	(.21)	(.22)	(.23)	(.22)	(.29)
TOTAL DISTRIBUTIONS	(.09)	(.21)	(.22)	(.23)	(.22)	(.29)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	—	—	—	(.02)	—
NET ASSET VALUE:
End of period	$2.19	$2.19	$2.13	$2.26	$2.19	$1.89
PER SHARE MARKET VALUE:
End of period	$2.19	$2.26	$2.03	$2.19	$2.16	$2.01
TOTAL INVESTMENT RETURN†	.76%	22.82%	2.47%	12.80%	19.23%	(12.97)%

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2007		For the Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003 (b)	2002
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$210,551		$208,999	$200,549	$212,165	$204,705	$131,170
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$130,000		$130,000	$130,000	$130,000	$130,000	$100,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$340,551		$338,999	$330,549	$342,165	$334,705	$231,170
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets*	.16	%**	.16%	.16%	.15%	.16%	.18%
Ratio of operating expenses to average net assets*	1.17	%**	1.21%	1.23%	1.27%	1.56%	1.46%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.33	%**	1.37%	1.39%	1.42%	1.72%	1.64%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	11.72	%**	11.54%	11.48%	12.02%	12.81%	16.48%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	.83	%**	.84%	.85%	.87%	1.05%	.89%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	7.29	%**	7.05%	7.03%	7.38%	7.79%	8.91%
PORTFOLIO TURNOVER RATE	38.15%		64.08%	61.54%	70.90%	120.47%	82.47%

  (a)  Dollars in thousands.

  (b)  The Fund issued Series C ATP on October 17, 2003. The per share data and ratios for the year ended December 31, 2003 reflect this transaction.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2007	As of December 31,
	(Unaudited)	2006	2005	2004	2003	2002
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$130,000,000	$130,000,000	$130,000,000	$130,000,000	$130,000,000	$100,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$65,491	$65,192	$63,567	$65,801	$64,366	$57,793
INVOLUNTARY LIQUIDATION PREFERENCE: Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
APPROXIMATE MARKET VALUE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2007 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $7,214,000 and a value of $90,000, are valued in good faith at fair market value using methods determined by the Board of Directors.

(b)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2007 (Unaudited)

discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(c)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(d)  New Accounting Pronouncements—Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 applies to all open tax years as of the date of effectiveness. The adoption of FIN 48 had no impact on the financial statements of the Fund.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 ("FAS 157"), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the Fund's fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however it is not expected to have a material impact on the Fund's net assets or results of operations.

(2) Tax Matters and Distributions

At June 30, 2007, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $339,411,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $4,882,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $11,753,000. Net unrealized loss on investments for tax purposes at June 30, 2007 was approximately $6,871,000.

At December 31, 2006, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$35,581,000	December 31, 2007
21,821,000	December 31, 2008
67,043,000	December 31, 2009
45,239,000	December 31, 2010
7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
1,481,000	December 31, 2014
$179,631,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $26,777,000 and $24,790,000 in 2006 and 2005, respectively, was from ordinary income.

As of December 31, 2006, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income	$411,000
Undistributed Long-Term Gain	—
Unrealized Gain	$1,946,000
Capital Losses Carry Forward	$(179,631,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2007 (Unaudited)

the Statement of Assets and Liabilities are primarily due to market discount adjustments, and deductibility of preferred stock dividends. For the year ended December 31, 2006, the Fund reclassed $1,412,000 between undistributed income and accumulated net realized losses from transactions relating to permanent differences between financial and tax reporting.

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $586,000 in management fees during the six months ended June 30, 2007. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets a tributable to the Fund's common and auction term preferred stock. At June 30, 2007, the fee payable to T. Rowe Price was approximately $97,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Auction Term Preferred Stock (ATP)

The Fund had 5,200 shares of ATP issued and outstanding at June 30, 2007. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 5.22% – 5.30% for the six months ended June 30, 2007. The average dividend rate as of June 30, 2007 was 5.25%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP Auction-Related Matters

Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2007 (Unaudited)

the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $174,000 for service charges for the six months ended June 30, 2007. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rate remained constant at 5.32% for the six months ended June 30, 2007. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
11/5/04	$130 million	11/5/09	3.775%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2007, the Fund's obligations under the swap agreements were less than the amount received from Fleet by approximately $1,010,000 and such amount is included in the accompanying statement of operations.

The estimated fair value of the interest rate swap agreement at June 30, 2007 amounted to approximately $4,203,000 of unrealized gain and is presented in the accompanying balance sheet.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2007 were approximately:

Cost of purchases	$124,280,000
Proceeds of sales or maturities	$129,271,000

(8) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $49,000 for the six months ended June 30, 2007.

The Fund paid approximately $146,000 during the six months ended June 30, 2007 to two officers of the Fund for the provision of certain administrative services.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2007 (Unaudited)

(9) Investments in Restricted Securities

(Dollars in thousands)

The Fund is permitted to invest in restricted securities. The total restricted securities (excluding 144A issues) at June 30, 2007 amounts to $14,347 and represents 6.81% of net assets to common shareholders.

Description	Acquistition Date	Principal Amount/ Shares	Acquisition Cost	Value
The Goodyear Tire & Rubber Company, 8.82%, 03/01/11	7/17/06-7/26/06	$500	$505	$503
Dresser, Inc., 11.11%, 05/04/15	5/4/07	500	500	504
Fontainebleau Las Vegas, LLC, 8.61%, 06/06/14	5/24/07	500	500	501
Infor Enterprise Solutions Holdings, Inc., 9.11%, 07/28/12	7/25/06	746	746	751
Infor Global Solutions, Inc., 11.61%, 03/15/14	3/1/07	500	505	506
Local TV Finance, LLC, 7.36%, 05/07/13	5/7/07-5/17/07	750	751	751
Lyondell Chemical Company, 6.856%, 08/06/13	9/28/06	496	496	496
MetroPCS Wireless, Inc., 7.625%, 11/03/13	2/21/07-2/27/07	1,746	1,768	1,751
NRG Energy, Inc., 7.11%, 02/01/13	6/8/07	1,750	1,750	1,752
NRG Energy, Inc., 7.86%, 02/01/14	6/8/07	250	250	249
OSI Restaurant Partners LLC, 7.607%, 05/09/14	5/4/07	250	250	250
Description	Acquistition Date	Principal Amount/ Shares	Acquisition Cost	Value
Penton Media, Inc., 7.605%, 02/01/13	2/6/07	$500	$500	$501
SandRidge Energy, Inc., 8.625%, 04/01/15	3/8/07-3/9/07	1,500	1,506	1,530
SandRidge Energy, Inc., 8.975%, 04/01/14	3/8/07	750	750	765
TL Acquisitions, Inc., 8.07%, 07/15/14	6/27/07	750	743	739
Trilogy International Partners LLC, 8.86%, 06/27/12	6/22/07-6/27/07	750	750	752
Univision Communications, Inc., 7.605%, 09/29/14	3/16/07	2,000	2,000	1,956
WKI Holding Company, Inc.	3/13/03	10	2,295	90
Total				$14,347

(10) Rights Offering

The Fund issued to stockholders of record as of the close of business on July 24, 2007, rights to subscribe for an aggregate of 32,143,181 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. Due to market conditions the Fund extended the expiration date of its transferable rights offering from August 20, 2007 to September 17, 2007. Each right entitles its holder to purchase one new share at a price equal to the lower of: (i) 94% of the average of the last reported sales price of a share on the New York stock Exchange on the expiration date (September 17, 2007) and on the previous 9 business days, and (ii) 94% of the NAV per share as of the close of business on the expiration date. In addition the deferred offering expense of approximately $572,000 will be netted against the rights offering proceeds.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com

Compliance Certifications

On June 20, 2007, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer
Richard E. Floor – Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

THIS PAGE INTENTIONALLY LEFT BLANK

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2007

Item 2 -  Code of Ethics - Not required in semi-annual filing.

Item 3 -  Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -  Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -  Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -  Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management.  He serves as President of the T. Rowe Price High Yield Fund and Chairman of the High Yield Fund Investment Advisory Committee.  Prior to joining the firm in 1988, he was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company.  Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a High Yield Portfolio Manager/Analyst in the Fixed Income Group.  Prior to joining the firm in 1995, he was an Analyst with the Vanguard Group in Philadelphia.  Paul earned a B.S. in Finance from LaSalle University and an M.B.A. with concentrations in Finance and Information Systems from New York University.  He has also achieved the Chartered Financial Analyst accreditation and is a member of the Association for Investment Management and Research and the Baltimore Securities Analyst Society.

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Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets
• registered investment companies:	9	$6,234.3 million
• other pooled investment vehicles:	6	$1,814.6 million
• other accounts:	13	$1,995.9 million

As of 7/31/2007.

Paul Karpers:

	Number of Accounts	TOTAL Assets
• registered investment companies:	1	$325.1 million
• other pooled investment vehicles:	0	—
• other accounts:	0	—

As of 7/31/2007.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

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Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

4

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	None

* As of 7/31/2007.

Item 8(b) – Not applicable.

Item 9 -  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not Applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable.

(b)    The certifications required by Rule 30a-2(b) under the 1940 Act.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	September 6, 2007

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	September 6, 2007

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